Exhibit 32.2

SECTION 906 CERTIFICATION

In connection with the Annual Report on Form 10-K of Limestone Bancorp, Inc. (the “Company”) for the annual period ended December 31, 2022, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Phillip W. Barnhouse, Chief Financial Officer of the Company, do hereby certify, in accordance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

LIMESTONE BANCORP, INC.

Dated: February 28, 2023	By:	/s/ Phillip W. Barnhouse
Phillip W. Barnhouse
Chief Financial Officer